SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 1, 2002
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
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             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 9 ("Series 9") has acquired a limited partnership interest in each of:

     - Byhalia Estates, L.P., a Mississippi limited partnership; and
     - Parker Estates, L.P., a Mississippi limited partnership.

These entities are referred to herein as Local Limited Partnerships.

     - Byhalia owns the Byhalia Estates Apartments in Byhalia, Mississippi; and
     - Parker Estates owns the Parker Estates Apartments in Sunflower, Mississippi.

         The following tables contain information concerning Byhalia and Parker Estates and their respective properties:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
BYHALIA       Byhalia       Byhalia      June 2002    $1,006,000   8 1BR Units   $355        $539,500     $349,330
              Estates       (Marshall                              17 2BR Units  $385         RD(3)
              Apartments    County),
                            Mississippi                                                      $204,535
              7 buildings                                                                     RD (3)
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
PARKER        Parker        Sunflower    August 2002  $1,423,000   4 1BR Units   $440        $682,000     $469,330
ESTATES       Estates       (Sunflower                             24 2BR Units  $452         RD(3)
              Apartments    County),                               4 3BR Units   $465
                            Mississippi                                                      $327,600
              8 buildings                                                                     RD (3)
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

(1) Low income housing tax credits are available over a 10-year period. In the first credit year, Series 9 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 9 was a limited partner of the Local Limited Partnership, and during which the property was completed and in service.

(2)      Rehabilitation property.

(3) The U.S. Department of Agriculture, Rural Development will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 30-year amortization schedule.

Byhalia (Byhalia): Byhalia is in Marshall County, Mississippi on U.S. Highway
78 approximately 20 miles southeast of Memphis, Tennessee. The population is approximately 10,000. The major employers for Byhalia residents are Thomas & Betts Corp. (electrical components), Hunter Fan (electrical fans), and Gen/Havea Tampa Co. (cosmetics).

Sunflower (Parker Estates): Sunflower is in Sunflower County, Mississippi near the intersection of U.S. Highway 82 and State Highway 3, approximately 80 miles northwest of Jackson. The population is approximately 1,250. The major employers for Sunflower residents are Modern Line Products (lawn movers), Delta Pride (catfish processing) and Ruleville Manufacturing (outwear).

-----------------------------------------------------------------------------------------------------------------
                                          LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL      PROPERTY     PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 9's CAPITAL
PARTNERSHIP     PARTNER      MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------
BYHALIA         SEMC, Inc.   Southeastern $41,883        Series 9:       99.98/.01/.01        $244,482
                             Management                  Greater of      30/70
                             Company,                    $1,500 or 15%
                             Inc.                        LGP: 70% of
                                                         the balance
                                                         The balance:
                                                         30/70
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------
PARKER          SEMC, Inc.   Southeastern $53,618        Series 9:       99.98/.01/.01        $328,465
ESTATES                      Management                  Greater of      30/70
                             Company,                    $2,500 or 15%
                             Inc.                        LGP: 70% of
                                                         the balance
                                                         The balance:
                                                         30/70
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------

(1) Each Local Limited Partnership is authorized to employ either its local general partner or an affiliate of its local general partner, or a third party, as property manager for leasing and management of the property. The fee payable to the property manager is determined pursuant to market conditions.

(2) Each Local Limited Partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 9 and the local general partner ("LGP") of the Local Limited Partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 9,
(ii) WNC Housing, L.P., an affiliate of the sponsor which is the special limited partner, and (iii) the local general partner.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the property of (i) Series 9 and (ii) the local general partner. Net cash proceeds from sale or refinancing of the property is equal to the sale proceeds less payment of the mortgage loan and other Local Limited Partnership obligations.

(6) Series 9 will make its capital contributions to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information

                 Proforma Balance Sheet, May 31, 2002
                 Notes to Proforma Balance Sheet

         c.      Exhibits

         10.1 Amended and Restated Agreement Of Limited Partnership Of Byhalia Estates, L.P.

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Byhalia Estates, L.P.

         10.3 Amended and Restated Agreement Of Limited Partnership Of Parker Estates, L.P.

         10.4 First Amendment to the Amended and Restated Agreement of Limited Partnership of Parker Estates, L.P.

         -----------------

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., Series 9
                                        (A California Limited Partnership)
                                         UNAUDITED PROFORMA BALANCE SHEET
                                                  March 31, 2002


                                                      ASSETS

                                                        Historical               Proforma                 Proforma
                                                         Balance                Adjustments                Balance
                                                    -----------------       ------------------       -----------------
Cash and cash equivalents                            $     1,221,805         $      1,538,160         $
                                                                                     (159,120)
                                                                                     (102,000)              2,498,845

Subscription and notes receivable                            364,026                  102,000                 466,026

Investment in limited partnerships                           173,781                2,853,527
                                                                                      159,120               3,186,428
                                                    -----------------       ------------------       -----------------

                                                     $     1,759,612         $      4,391,687         $     6,151,299
                                                    =================       ==================       =================


                                  LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

Liabilities:
  Due to limited partnerships                        $             -         $      2,853,527         $     2,853,527

  Accrued fees and expenses due to
   general partner and affiliates                            228,940                        -                 228,940
  Other liabilities                                            6,900                        -                   6,900
                                                    -----------------       ------------------       -----------------

                                                             235,840                2,853,527               3,089,367
                                                    -----------------       ------------------       -----------------

Partners' equity (deficit):
  General partner                                                 92                   (2,298)                 (2,206)
  Limited partners (25,000 units
    authorized and 1,933 units issued and
    outstanding at March 31, 2002)                         1,523,680                1,540,458               3,064,138
                                                    -----------------       ------------------       -----------------

              Total partners' equity                       1,523,772                1,538,160               3,061,932
                                                    -----------------       ------------------       -----------------

                                                     $     1,759,612         $      4,391,687         $     6,151,299
                                                    =================       ==================       =================




                              See Accompanying Notes to Unaudited Proforma Balance Sheet

                                                          FS-1

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET




NOTE 1 - GENERAL

The information contained in the following notes to the unaudited proforma balance sheet is condensed from that which appears in the historical audited annual financial statements. Accordingly, this unaudited proforma balance sheet should be reviewed in conjunction with the audited financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 9 financial statements dated March 31, 2002 included in the form 10 K filed with the Securities and Exchange Commission on May 29, 2002. WNC Housing Tax Credit Fund VI, L.P., Series 9 is referred to in these notes as the "Partnership."

The four limited partnerships, (six apartment complexes), were under construction or rehabilitation during the period presented and had no operations which should be reported. Accordingly, the proforma statement of operations has not been presented. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 2002, the Partnership had acquired no limited partnership interests. Subsequent to March 31, 2002, the Partnership has acquired an interest in three limited partnerships: Byhalia Estates, L.P. a Mississippi limited partnership, (BYHALIA), Parker Estates, L.P., a Mississippi limited partnership, (PARKER) and Preservation Partners III, Limited Partnership, an Illinois limited partnership. (PRESERVATION III). Each owns one apartment complex. The Partnership is negotiating to acquire a limited partnership interest in one other partnership that owns three apartment complexes: Mendota I, L.P., an Illinois limited Partnership (MENDOTA I) owns Kingsfield Apartments, Morris Family Apartments and Westridge Family Apartments. These four investments commit the Partnership to capital contributions as follows:


                        BYHALIA                 $                244,482
                        PARKER                                   328,465
                        PRESERVATION III                         578,877
                        MENDOTA I                              1,701,703
                                                  -----------------------

                        TOTAL                   $              2,853,527
                                                  =======================

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)

              NOTES TO UNAUDITED PROFORMA BALANCE SHEET - CONTINUED

                                 March 31, 2002




NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at March 31, 2002. The first adjustment to cash and the adjustment to partners' equity of $1,538,160 reflects the net proceeds from April 1 to May 31, 2002 from issuance of 1,768 units of limited partners' capital ($1,768,000 less commissions and offering costs of $229,840). The second adjustment to cash and the second adjustment to investment in limited partnerships reflects the acquisition fees and costs from the proceeds raised from April 1 to May 31, 2002. The third adjustment to cash reflects increase in subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and the first adjustment to due to limited partnerships of $2,853,527 reflects the Partnership's acquisition of the four limited partnership interests as if the Partnership's date of acquisition was March 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: June 7, 2002               By:    WNC &  Associates, Inc.,
                                          General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Amended and Restated Agreement Of Limited Partnership Of Byhalia Estates, L.P.

     10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Byhalia Estates, L.P.

     10.3 Amended and Restated Agreement Of Limited Partnership Of Parker Estates, L.P.

     10.4 First Amendment to the Amended and Restated Agreement of Limited Partnership of Parker Estates, L.P.